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ROYCE SELECT FUND
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PROSPECTUS - NOVEMBER 18, 1998
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ROYCE SELECT FUND (the "Fund") is a newly-created mutual fund designed primarily for clients of registered investment advisors. The Fund's investment objective is long-term capital appreciation, which it will seek to achieve by investing in a limited number of common stocks and convertible securities of small and micro-cap companies selected by its investment adviser on a value basis. There can be no assurance that the Fund will achieve its objective. Its only estimated operating expense will be a performance fee equal to 12.5% of the Fund's pre-fee total return. Only persons who are "qualified clients" within the meaning of the Securities and Exchange Commission rule permitting such a performance fee may invest in the Fund.

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This Prospectus sets forth concisely the information that you should know about Royce Select Fund before you invest. It should be retained for future reference. A Statement of Additional Information, containing further information about the Fund and The Royce Fund (the "Trust"), has been filed with the Securities and Exchange Commission. The Statement is dated November 18, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or by calling Investor Information at 1-800-221-4268.


TABLE OF CONTENTS

			   Page                                        Page
Fund Expenses                2 	    Choosing a Distribution Option    	 9
Investment Objective         3 	    Important Account Information     	 9
Investment Policies          3 	    Redeeming Shares           		10
Investment Risks             4 	    Dividends, Distributions and Taxes  12
Investment Limitations       4 	    Net Asset Value Per Share         	13
Management of the Fund       7      Investment Performance            	13
Opening an Account and              General Information               	14
   Purchasing Shares         8



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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FUND             The following tables summarize the maximum
EXPENSES transaction costs and estimated expenses and fees that you would incur as a shareholder of the Fund.
                          Shareholder Transaction Expenses
                	  --------------------------------

                  Sales Load Imposed on Purchases                 None
                  Sales Load Imposed on Reinvested Dividends      None
                  Deferred Sales Load                             None
                  Redemption Fee -- on share purchases
			held for less than 3 years                 2%

                          Annual Fund Operating Expenses
                	  ------------------------------

                  Performance Fees               0.63%
                  12b-1 Fees                      None
                  Other Expenses                  None
						-------
                  Total Operating Expenses       0.63%

                The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in shares of the Fund. Performance fees of 12.5% of the Fund's pre-fee total returns are estimated based on an assumed 5% pre-fee annual rate of return. "Other Expenses" are shown as ""None" because the Fund's investment adviser is responsible for paying
                them.   See "Management of the Fund".

                The following examples illustrate the estimated expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return.
                                        1 Year            3 Years
                 			------		  -------
                Assuming redemption at
                   end of period          $ 27               $20

                Assuming no redemption at
                   end of period         $   6               $20

                NEITHER THE ANNUAL FUND OPERATING EXPENSES TABLE NOR THESE EXAMPLES SHOULD BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. THE FUND'S PRE-FEE ANNUAL RATES OF RETURN AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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INVESTMENT      The Fund's investment objective is long-term capital
OBJECTIVE       appreciation.  It seeks to achieve this objective
                primarily through investments in a limited portfolio of common stocks and convertible securities of small and micro-cap companies. There can be no assurance that the Fund will achieve its investment objective.

                The Fund's investment objective is fundamental and may not be changed without the approval of a majority of its outstanding voting shares.

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INVESTMENT      Royce & Associates, Inc. ("Royce", the Fund's
POLICIES investment adviser, uses a "value" method in managing the Fund's assets. Royce attempts to identify and invest in securities of companies that are trading at a discount from its estimate of such companies' "private worth," that is, what a knowledgeable buyer would pay for the entire company, with the expectation that this "value" discount will narrow over time and thus provide capital appreciation for investors.

                The Fund will normally invest at least 80% of its assets in a limited number of common stocks, convertible preferred stocks and convertible bonds of small-cap (stock market capitalizations between $300 million and $1 billion) and micro-cap (stock market capitalizations below $300 million) companies. Such companies represent Royce's core investment focus.

                The assets of the Fund that are not invested in the equity securities of small and micro-cap companies may be invested in securities of companies with higher stock market capitalizations and in non-convertible preferred stocks and debt securities.

                In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.

                The value methodology used by Royce seeks to
                incorporate a risk-averse approach to portfolio selection. Such an approach is especially important for investing in small and micro-cap companies because of the potential for greater price volatility and their somewhat fragile nature in general. Royce evaluates factors such as a company's financial risk, industry risk, market risk and valuation risk, with a goal of reducing these risks for the Fund's portfolio taken as a whole. There can be no assurance that Royce's risk-averse approach will be effective.
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INVESTMENT      As a fund investing primarily in common stocks
RISKS and/or securities convertible into common stocks, the Fund is subject to market risk--that is, the possibility that common stock prices will decline over short or even extended periods. Because the Fund will focus on the less liquid securities of small and micro-capitalization companies, it may involve considerably more risk than a fund investing in the more liquid common stocks and convertible securities of larger capitalization companies. The Fund's companies may have static, cyclical or only moderate growth prospects and/or limited product lines, markets and financial resources. They may also lack management depth and be more vulnerable to adverse business developments. In addition, these companies may not be well known to the investment community and may be followed by relatively few securities analysts, so that there will tend to be less publicly available information about them, and their securities may not be widely held or attract significant institutional ownership. Finally, the securities of the Fund's companies may have limited trading volumes, wide spreads between their bid and ask prices, prices that are subject to more abrupt or erratic market movements than the securities of larger capitalization companies or the market averages in general and, in the case of securities traded in the over-the-counter market, only a few market makers. Accordingly, Royce's investment method requires Fund investors to have a long-term investment outlook.

                Because the Fund will invest primarily in small and micro-capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of its position in the security. In addition, if other Royce-managed accounts or other investors are seeking to purchase or sell a portfolio security held by the Fund, this may impact the value of that security. See "Net Asset Value Per Share".

                Although the Fund is diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), it will normally be invested in a limited number of securities. The Fund's relatively limited portfolio may involve more risk than investing in a broadly diversified portfolio of common stocks of small and micro-capitalization companies. To the extent that the Fund invests in a limited number of securities, it may be more susceptible to any single corporate, economic, political or regulatory occurrence than a more widely diversified fund.

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INVESTMENT      The Fund has adopted certain fundamental
LIMITATIONS     limitations, designed to reduce its exposure to
                specific situations, which may not be changed without the approval of a majority of its outstanding voting shares, as that term is defined

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                in the 1940 Act.  These limitations are set forth in
                the Statement of Additional Information and provide, among other things, that the Fund will not:

                (a)as to not less than 75% of its assets, invest
                  more than 5% of its assets in the securities of any one issuer, excluding U.S. Government obligations;

                (b)invest more than 25% of its assets in any one
                  industry; or

                (c)invest in companies for the purpose of exercising
                  control of management.

Other           In addition to investing primarily in the equity and
Investment      fixed income securities described above, the Fund
Practices       may follow a number of additional investment
                practices.

                The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should the Fund implement a temporary investment policy, its investment objective may not be achieved.

                The Fund may lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities.
                The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

                The Fund may invest no more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities, which are below investment grade. The Fund does not expect to invest in debt securities that are rated lower than Caa by Moody's Investors Service, Inc. or CCC by Standard & Poor's Corp. or, if unrated, determined to be of comparable quality.

                The Fund may invest up to 10% of its assets in foreign securities, measured at the time of purchase. The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer.
                Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

                The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

                There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political instability and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

                Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to shareholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains.

                Although the Fund generally seeks to invest for the long term, it retains the right to sell securities
                regardless of how long they have been held.   The
                Fund's portfolio turnover is expected to be less than 50% annually.

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MANAGEMENT OF   Royce & Associates, Inc., the Fund's investment
THE FUND adviser, is responsible for the investment of its assets, subject to the authority of the Trust's Board of Trustees, under whose direction the Trust's business and affairs are managed. Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including
                W. Whitney George, Senior Portfolio Manager and Managing Director, Boniface A. Zaino, Senior Portfolio Manager and Managing Director, and Charles
                R. Dreifus, Senior Portfolio Manager and Principal, and by Jack E. Fockler, Jr., Managing Director. Mr. George has served in his current position since April 1997. Prior thereto he was a Vice President and Senior Analyst of Royce. Mr. Zaino joined Royce in April 1998 and prior thereto was Group Managing Director of Trust Company of the West. Mr. Dreifus joined Royce in February 1998 and prior thereto was Managing Director (since June 1995) and General Partner (until June 1995) of Lazard Freres & Co. LLC.

                As compensation for its services to the Fund and for paying the Fund's other operating expenses as set forth below, Royce is entitled to receive from the Fund a performance fee of 12.5% of the Fund's pre-fee total return. This fee is calculated and accrued daily, based on the value of the Fund's then current net assets. The fee for the period from the date on which the Fund commenced operations through December 31, 1999 is payable on December 31, 1999. Fees for each calendar quarter ending after December 31, 1999 are payable at the end of the quarter. See "Investment Performance" for information on the definition and calculation of "total return".

                Fees are payable to Royce in respect of any Fund share outstanding at any time during the applicable period. Royce will not reimburse fees to the Fund because of negative total returns occurring after the date on which they are payable. Fees are, however, subject to a high watermark test - Fund shares will not bear a fee during any period when the Fund's pre-fee cumulative total return from the date on which the Fund commenced operations to the end of the period does not exceed its pre-fee cumulative total return to the date as of which a performance fee was last paid.

                For example, assuming no share purchases or redemptions during the periods, if the Fund's pre-fee total return for the initial period (from the date on which the Fund commenced operations to December 31, 1999) was 10%, then Royce would earn a fee equal to 1.25% for that period. If the Fund's pre-fee total return for the next period (from January 1, 2000 to March 31, 2000) was
                -2.50%, then Royce would not earn any fee for that period. No fee would be earned in subsequent periods until the Fund had generated a pre-fee total return of 2.56%, thereby recouping the prior period negative return.

                Royce is responsible for paying all of the Fund's other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

                Royce selects the broker-dealers who execute purchases and sales of the Fund's portfolio securities and may place order with brokers that provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares.

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OPENING AN      The Fund is designed primarily for clients of
ACCOUNT AND     registered investment advisors, and only a person
PURCHASING      who meets the Securities and Exchange Commission's
SHARES          definition of the term "qualified client" may
                purchase shares of the Fund. The term "qualified client" includes:

                   (a)  an individual who or a corporation,
                     partnership, trust or other company that Royce (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (together, in the case of an individual with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or

                  (b)  an individual who or a company that immediately
                     after the purchase owns Fund shares having a net asset value of at least $750,000.

                The requirement that Fund shares be purchased only by "qualified clients" applies to both initial and subsequent investments in the Fund. "Qualified clients" (or any persons acting on their behalf) must represent to the Trust and Royce that they are investing in the Fund for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Trust has imposed restrictions on transfers of the Fund's shares in order to prevent persons who are not "qualified clients" from purchasing them. See "Important Account Information" below.

                To open a new account directly with the Fund (other than an IRA account) either by mail or by wire, complete and return the Account Application. Investments in the Fund may also be made through a registered investment advisor, broker-dealer, bank, trust company or other financial intermediary who has previously established a relationship with Royce.

                If you need assistance with the Account Application, would like to open an IRA account or have any questions about the Fund or your eligibility to invest in it, please call Investor Information at 1-800-221-4268. Note: For certain types of account registrations (e.g., corporations, partnerships, foundations, other organizations or trusts), please call Investor Information to determine if you need to provide additional forms with your application.

                The minimum initial investment is $50,000. Minimum subsequent investments of $1,000 may be made by mail, wire or Express Service (a system of electronic funds transfer from your bank account).

                Checks should be made payable to Royce Select Fund and mailed to:
                  The Royce Funds
                  P.O. Box 419012
                  Kansas City, MO 64141-6012

                Money should be wired to:
                  State Street Bank and Trust Company
                  ABA 011000028    DDA 9904-712-8
                  Ref: Royce Select Fund
                  Order Number or Account Number____________________ Account Name ____________________________________

                TO ENSURE PROPER RECEIPT, PLEASE BE SURE YOUR BANK INCLUDES THE NAME OF THE FUND AND YOUR ACCOUNT
                NUMBER.

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CHOOSING A      You may select one of three distribution options:
DISTRIBUTION
OPTION          1.  Automatic Reinvestment Option--Both net
                  investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.
                2.  Cash Dividend Option--Your dividends will be
                  paid in cash and your capital gains distributions will be reinvested in additional Fund shares.
                3.   All Cash Option--Both dividends and capital
                  gains distributions will be paid in cash.

                You may change your option by calling Shareholder
                Services at 1-800-841-1180.

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IMPORTANT       For our mutual protection, we may require a
ACCOUNT         signature guarantee on certain written transaction
INFORMATION     requests.  A signature guarantee verifies the
                authenticity of your signature and may be obtained from banks, broker-dealers and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

                Certificates will not be issued.

                If your check or wire does not clear, the transaction will be canceled and you will be responsible for any loss the Fund incurs.

                Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check or Federal Funds wire and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Trust will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

                The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.

                The Trust will not register on its books and records or otherwise voluntarily recognize any attempted transfer of the Fund's shares or any interest in them to any person who is not then a "qualified client", except in cases where the transferor or the transferee demonstrates, to the satisfaction of the Trust and Royce, that the transferee is (a) acquiring the shares as a gift or bequest or pursuant to an agreement relating to a legal separation or divorce, (b) the estate of the transferor or (c) a corporation, partnership, trust or other company established by the transferor exclusively for the benefit of (or owned exclusively by) the transferor and the persons specified in (a) and (b) of this sentence. A permitted transferee will not be able to purchase additional Fund shares unless the transferee then is a "qualified client".

                The Trust reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund's minimum account balance requirement. If you then are a "qualified client", you would have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

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REDEEMING       You may redeem any portion of your account at any
SHARES time. Your redemption request must be made in writing. Redemption proceeds normally will be sent within two business days after the receipt of the request in Good Order.

                Redemption requests should be mailed to Royce Select Fund, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. (For express or registered mail, send your request to Royce Select Fund, c/o National Financial Data Services, 1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

                The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.

                Good Order means that the request includes the following:

                1.  The account number and Fund name.
                2. The amount of the transaction (specified in dollars or shares).
                3. Signatures of all owners exactly as they are registered on the account.
                4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                5. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.

                If you are redeeming shares recently purchased by check, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.
                The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                Although the Trust will normally make redemptions in cash, it may cause the Fund to redeem in kind under certain circumstances.

                --------------------------------------------------------------
Redemption
Fee             The Fund is designed for long-term investors.  The
                Fund will assess a redemption fee of 2% on redemptions of share purchases held for less than three years. Redemption fees will be paid to the Fund, out of the redemption proceeds otherwise payable to the shareholder.

                The Fund will use the "first-in, first-out" (FIFO) method to determine the three-year holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than three years, the fee will be assessed. In determining "three years," the Fund will use the anniversary month of a transaction. Thus, shares purchased in December 1998, for example, will be subject to the fee if they are redeemed prior to December 2001. If they are redeemed on or after December 1, 2001, they will not be subject to the fee.

                No redemption fee will be payable on shares acquired through reinvestment or by shareholders who are employees of the Trust or Royce or members of their immediate families or employee benefit plans for them.

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DIVIDENDS,      The Fund pays dividends from its net investment
DISTRIBU-       income (if any) and distributes its net realized
TIONS           capital gains annually in December.  Dividends and
AND TAXES       distributions will be automatically reinvested in
                additional shares of the Fund unless the shareholder chooses otherwise.

                Shareholders receive information annually as to the tax status of distributions made by the Fund for the calendar year. For Federal income tax purposes, all distributions by the Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends received deduction, subject to certain limitations. The portion of the Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations. Distributions paid from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed net investment income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application their proper Social Security or Taxpayer Identification Number and that they are not subject to backup withholding.

                The discussion of Federal income taxes above is for general information only. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

------------------------------------------------------------------------------

NET ASSET       Shares are purchased and redeemed at their net asset
VALUE           value per share next determined after an order is
PER SHARE       received by the Fund's transfer agent or an
                authorized service agent or sub-agent. Net asset value per share is determined by dividing the total value of the Fund's investments plus cash and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business.

                In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price.

                Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

------------------------------------------------------------------------------

INVESTMENT      The Fund may include in communications to current or
PERFORMANCE     prospective shareholders figures reflecting total
                return over various time periods. "Total return" is the rate of return on an amount invested in the Fund from the beginning to the end of the stated period.
                "Average annual total return" is the
		annual
                compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Total returns are historical measures of past performance and are not intended to indicate future performance. Total returns assume the reinvestment of all net investment income dividends and capital gains distributions. The figures used in such communications (but not those used to compute the performance fee payable by the Fund to Royce) would reflect the Fund's redemption fee on redemptions of share purchases held for less than three years.
                Additionally, the performance of the Fund may be compared in publications to (i) the performance of various indices and investments for which reliable performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

------------------------------------------------------------------------------

GENERAL         The Royce Fund (the "Trust") is a Delaware business
INFORMATION     trust, registered with the Securities and Exchange
                Commission as a diversified open-end management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series or class when required by the 1940 Act and that if the Trustees determine that a matter affects only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

                Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                State Street Bank and Trust Company is the custodian of the securities, cash and other assets of the Fund. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. PricewaterhouseCoopers LLP serves as independent accountants for the Fund.

                Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund or any or its major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services provided to the Fund's shareholders. The Royce Funds, Royce and RFS are reviewing all of their own computer systems with the goal of modifying or replacing such systems to the extent necessary to prepare for the Year 2000. In addition, Royce has been advised by the Fund's major service providers that they are also in the process of reviewing their systems with the same goal. As of the date of this Prospectus, the Trust and Royce have no reason to believe that these goals will not be achieved.

THE ROYCE FUND
--------------
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268
funds@roycenet.com

INVESTMENT ADVISER
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019
                                                    ROYCE
DISTRIBUTOR                                      SELECT FUND
Royce Fund Services, Inc.
1414 Avenue of the Americas
New York, NY 10019

TRANSFER AGENT
State Street Bank and Trust
 Company
c/o National Financial Data
 Services
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180

CUSTODIAN                                        PROSPECTUS
State Street Bank and Trust                  NOVEMBER 18, 1998
 Company
P.O. Box 1713
Boston, MA 02105

OFFICERS
Charles M. Royce, President and
 Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice	President
  and Assistant Secretary
John E. Denneen, Secretary

                               THE ROYCE FUND
	              STATEMENT OF ADDITIONAL INFORMATION

      THE ROYCE FUND (the "Trust"), a Delaware business trust, is a professionally-managed open-end registered investment company, which offers investors the opportunity to invest in ten portfolios or series. Three of the ten series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce GiftShares Fund, offer two classes of shares, an Investment Class and a Consultant Class. Unless specifically noted, all references to a particular series relate to that series' Investment Class. Each series has distinct investment objectives and/or policies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The ten series are:

     PENNSYLVANIA MUTUAL FUND      	ROYCE TOTAL RETURN FUND
     ROYCE PREMIER FUND            	ROYCE FINANCIAL SERVICES FUND
     ROYCE MICRO-CAP FUND               PMF II
     ROYCE LOW-PRICED STOCK FUND   	ROYCE SPECIAL EQUITY FUND
     ROYCE GIFTSHARES FUND              ROYCE SELECT FUND


           This Statement of Additional Information relates to all of the series (each a "Fund" and collectively the "Funds").

      The Trust is designed for long-term investors, including those who wish to use shares of any Fund (other than Royce GiftShares Fund) as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses, each of which is dated April 30, 1998, except for Royce Select Fund (dated November 18,
1998). Please retain this document for future reference. The audited financial statements and schedules of investments included in the Annual Reports to Shareholders of such Funds for the fiscal year or period ended December 31, 1997 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual or Semi-Annual Reports to Shareholders for any of these Funds, please call Investor Information at 1-800-221-4268.

INVESTMENT ADVISER						TRANSFER AGENT
Royce & Associates, Inc. ("Royce")	   State Street Bank and Trust Company
                             		  c/o National Financial Data Services
DISTRIBUTOR							     CUSTODIAN
Royce Fund Services, Inc.  ("RFS")         State Street Bank and Trust Company

	                        NOVEMBER 18, 1998
                       -----------------------------------
                                TABLE OF CONTENTS

                            Page					  Page
INVESTMENT POLICIES AND            INDEPENDENT ACCOUNTANTS..................22
  LIMITATIONS..................2   PORTFOLIO TRANSACTIONS...................22
RISK FACTORS AND SPECIAL           CODE OF ETHICS AND RELATED
  CONSIDERATIONS...............6     MATTERS................................24
MANAGEMENT OF THE TRUST.......11   PRICING OF SHARES BEING OFFERED..........24
PRINCIPAL HOLDERS OF SHARES...14   REDEMPTIONS IN KIND......................25
INVESTMENT ADVISORY		   TAXATION................................ 25
  SERVICES....................17   DESCRIPTION OF THE TRUST.................31
DISTRIBUTOR...................19   PERFORMANCE DATA.........................33
CUSTODIAN.....................21

	              INVESTMENT POLICIES AND LIMITATIONS

      The following investment policies and limitations supplement those set forth in the Funds' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

      A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of
Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

     No Fund may, as a matter of fundamental policy:

          1.   Issue any senior securities;

          2. Purchase securities on margin or write call options on its portfolio securities;

          3.   Sell securities short;

          4. Borrow money, except that each of the Funds may borrow money from banks as temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

          5.   Underwrite the securities of other issuers;

          6. Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Financial Services Fund, which is not subject to any such limitation, and for PMF II and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities);

          7. Invest in restricted securities (except for Royce Financial Services Fund and PMF II, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

          8. Invest more than 10% (15% for Royce Financial Services Fund, PMF II and Royce Special Equity Fund) of its assets in securities without readily available market quotations (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

          9. Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

          10. Invest more than 25% of its assets in any one industry (except for Royce Financial Services Fund, which may invest more than 25% of its assets in the financial services industry);

          11. Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

          12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

          13.  Purchase or sell commodities or commodity contracts;

          14. Make loans, except for purchases of portions of issues of publicly- distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

          15. Invest in companies for the purpose of exercising control of management;

          16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

          17. Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund, which may invest in such companies as set forth below, and except for Royce Financial Services Fund, which may invest in such companies to the extent permitted by the 1940 Act); or

          18. Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

     No Fund may, as a matter of operating policy:

            1. Invest more than 5% (15%, in the case of PMF II) of
               its net assets in lower-rated (high-risk) non-convertible debt securities; or

            2. Enter  into repurchase agreements with  any  party
               other than the custodian of its assets.

     Royce Special Equity Fund may not, as a matter of operating policy:

          1. Invest more than 5% of its assets in the securities of foreign issuers; or

          2. Invest more than 5% of its assets in securities for which market quotations are not readily available; or

          3. Invest more than 5% of its assets in the securities of other investment companies.

      As a matter of operating policy, the Trust is interpreting Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Financial Services Fund, PMF II and Royce Special Equity Fund) of its net assets in illiquid securities.

Pennsylvania Mutual Fund
PMF II
Royce Special Equity Fund

     Pennsylvania Mutual Fund and PMF II may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of their total assets in the securities of other investment companies (open or closed-end), including up to 5% of their total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not invest in more than 3% of the total outstanding stock of any one such investment company. All such securities must be acquired in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). The issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days, and Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Except for cash collateral received in connection with their securities lending activities and invested in the money market funds of their custodian bank, neither Pennsylvania Mutual Fund, PMF II nor Royce Special Equity Fund has any current intention of investing in the securities of any open-end investment companies.

Royce Financial Services Fund

      Financial Services Fund may invest in the securities of a company that is engaged in securities related activities, such as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940 or an investment adviser to an investment company, subject to the following limitations in the case of a company that, in its most recent fiscal year, derived more than 15% of its gross revenues from such activities:

     (a) The purchase cannot cause more than 5% of the Fund's assets to be invested in the securities of the company;

     (b) For an equity security, the purchase cannot result in the Fund owning more than 5% of the company's outstanding securities of that class; and

     (c) For a debt security, the purchase cannot result in the Fund owning more than 10% of the principal amount of the company's outstanding debt securities.

     In applying the gross revenues test, a company's gross revenues from its own securities related activities and from its ratable share of the securities related activities of enterprises of which it owns 20% or more of the voting or equity interest are considered in determining the degree to which the company is engaged in securities related activities. The limitations apply only at the time of the Fund's purchase of the securities of such a company. When Royce is considering purchasing or has purchased warrants or convertible securities of a securities related business for the Fund, the required determination is made as though such warrants or conversion privileges had been exercised.

       Financial Services Fund is not permitted to acquire a general partnership interest or a security issued by its investment adviser or principal underwriter or any affiliated person of its investment adviser or principal underwriter.

      Financial Services Fund may invest up to 20% of its assets in the securities of other investment companies, provided that (i) the Fund and all affiliated persons of the Fund do not invest in more than 3% of the total outstanding stock of any one such company and (ii) the Fund does not offer or sell its shares at a public offering price which includes a sales load of more than 1 1/2%. (The 20% and 3% limitations do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.) The other investment company is not obligated to redeem those of its securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days, and the Fund will be obligated to exercise voting rights with respect to any such security by voting the securities held by it in the same proportion as the vote of all other holders of the security.

     Financial Services Fund does not currently intend to invest more than 5% of its assets in the securities of any one other investment company, to purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid) or to purchase or hold securities issued by other open-end investment companies (except for cash collateral received in connection with its securities lending activities and invested in the money market funds of its custodian bank).

Royce Financial Services Fund
PMF II

      Financial Services Fund and PMF II will not invest more than 15% of their net assets in illiquid securities, including those restricted securities that are illiquid. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly  from
the issuer, a control person of the issuer or another investor holding such securities.

      A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A produces enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation.


	            RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

      As noted above, no Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

      A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

     Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

      Royce understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) Debt Securities

      Each Fund may invest up to 5% (15% for PMF II) of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

      The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be  valued  in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

      Since  the  risk of default is higher for lower-rated (high-risk)  debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

      Except for Financial Services Fund, which is not subject to any such limitation, each Fund may invest up to 10% of its total assets (25% for PMF II and Royce Special Equity Fund) in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. There is no assurance that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     Although Fund's foreign investments may be adversely affected by changes in foreign currency rates, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      American Depositary Receipts (ADRs) are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

      ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of
unsponsored  ADRs  generally  bear all the costs  of  such  facilities.   The
depository  usually  charges  fees upon the deposit  and  withdrawal  of  the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

      The Funds may engage in repurchase agreements with respect to any U.S. Government security, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

      Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

      The sale of warrants, right or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.

      Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

      For the year ended December 31, 1997 and the period from November 19, 1996 (commencement of operations) through December 31, 1996, PMF II's portfolio turnover rates were 77% and 1%, respectively. The Fund's portfolio turnover rate for its start-up period in 1996 was 1% because the Fund was then investing its initial cash and did no significant selling of portfolio securities during this period.

	                             * * *
      Royce believes that Pennsylvania Mutual, Micro-Cap, Low-Priced Stock, GiftShares and Financial Services Funds, PMF II and Royce Special Equity Fund are suitable for investment only by persons who can invest without concern for current income, and that such Funds and Royce Premier Fund are suitable only for those who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.

                           MANAGEMENT OF THE TRUST

      The following table sets forth certain information as to each Trustee and officer of the Trust:


                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
                                President, Managing Director
Charles M. Royce*  Trustee,     (since April 1997), Secretary,
(59)               President    Treasurer, sole director and
1414 Avenue of     and          sole voting shareholder of
the                Treasurer    Royce & Associates, Inc.
  Americas                      ("Royce"), formerly named Quest
New York, NY                    Advisory Corp., the Trust's and
10019                           its predecessors' principal
                                investment adviser; Trustee,
                                President and  Treasurer of the
                                Trust and its predecessors;
                                Director, President and
                                Treasurer of Royce Value Trust,
                                Inc. ("RVT"), Royce Micro-Cap
                                Trust, Inc. ("OTCM")  and, Royce
                                Global Trust, Inc. ("RGT")
                                (since October 1996), closed-end
                                diversified management
                                investment companies of which
                                Royce is the investment adviser;
                                Trustee, President and Treasurer
                                of Royce Capital Fund ("RCF")
                                (since December 1996), an open-
                                end diversified management
                                investment company of which
                                Royce is the investment adviser
                                (the Trust, RVT, OTCM, RGT and
                                RCF collectively, "The Royce
                                Funds"); Secretary and sole
                                director and shareholder of
                                Royce Fund Services, Inc.
                                ("RFS"), formerly named Quest
                                Distributors, Inc., the
                                distributor of the Trust's
                                shares; and managing general
                                partner of  Royce Management
                                Company ("RMC"), formerly named
                                Quest Management Company, a
                                registered investment adviser,
                                and its predecessor.

Hubert L. Cafritz  Trustee      Financial consultant.
(75)
9421 Crosby Road
Silver Spring, MD
20910

Donald R. Dwight   Trustee      President  of  Dwight  Partners,
(67)                            Inc.; Chairman (until 1998)  and
16 Clover Mill                  Chairman  Emeritus (since  1998)
Lane                            of  Newspapers of  New  England,
Lyme, NH 03768                  Inc.

Richard M. Galkin  Trustee      Private  investor and  President
(60)                            of Richard M. Galkin Associates,
5284 Boca Marina                Inc., tele-communications
Boca Raton, FL                  consultants.
33487

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
Stephen L. Isaacs  Trustee      President  of  The  Center   for
(59)                            Health  and Social Policy  since
845 25th Avenue                 September  1996;  President   of
San Francisco, CA               Stephen  L.  Isaacs  Associates,
94121                           Consultants;  and  Director   of
                                Columbia  University Development
                                Law    and    Policy    Program;
                                Professor at Columbia University
                                until August 1996.

William L. Koke    Trustee      Registered  investment   adviser
(64)                            and   financial   planner   with
73 Pointina Road                Shoreline Financial Consultants.
Westbrook, CT
06498

David L. Meister   Trustee      Consultant to the communications
(59)                            industry.
111 Marquez Place
Pacific
Palisades, CA
90272

Jack E. Fockler,   Vice         Managing  Director (since  April
Jr.* (40)          President    1997)  and  Vice  President   of
1414 Avenue of                  Royce,  having been employed  by
the                             Royce  since October 1989;  Vice
   Americas                     President of RGT (since  October
New York, NY                    1996), RCF (since December 1996)
10019                           and the other Royce Funds (since
                                April  1995); Vice President  of
                                RFS  (since November 1995);  and
                                general partner of RMC.

W. Whitney         Vice         Managing  Director (since  April
George* (40)       President    1997)  and  Vice  President   of
1414 Avenue of                  Royce,  having been employed  by
the                             Royce  since October 1991;  Vice
   Americas                     President of RCF (since December
New York, NY                    1996);  Vice  President  of  RGT
10019                           (since October 1996) and of  the
                                other  Royce Funds (since  April
                                1995);  and  general partner  of
                                RMC.

Daniel A.          Vice         Vice  President of Royce  (since
O'Byrne* (36)      President    May  1994), having been employed
1414 Avenue of     and          by Royce since October 1986; and
the                Assistant    Vice  President  of  RGT  (since
   Americas        Secretary    October  1996),  of  RCF  (since
New York, NY                    December 1996) and of the  other
10019                           Royce Funds (since July 1994).

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------     ----------------------------
John  E. Denneen*  Secretary    Associate  General  Counsel   of
(31)                            Royce    (since    May    1996);
1414  Avenue   of               Secretary of RGT (since  October
the                             1996),  of  RCF (since  December
  Americas                      1996)  and  of the  other  Royce
New   York,    NY               Funds  (since  June  1996);  and
10019                           Associate  of  Seward  &  Kissel
                                prior to May 1996.
_____________________________________________________________________________
     *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

      All of the Trust's trustees (other than Messrs. Cafritz and Koke) are also directors/trustees of RVT, OTCM and RCF, and all of them (other than Mr. Cafritz) are also directors of RGT.

      The Board of Trustees has an Audit Committee, comprised of Hubert L. Cafritz, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of independent accountants of the Funds and for conducting post-audit reviews of the Funds' financial conditions with such auditors.

      For the year ended December 31, 1997, the following trustees and affiliated persons of the Trust received compensation from the Trust and its predecessor and/or the other funds in the group of registered investment companies comprising The Royce Funds:

                Aggregate
                Compensation
                From Trust    Pension or Retirement   Total Compensation
                and its       Benefits Accrued As     from The Royce Funds
Name            Predecessor   Part of Trust Expenses  paid to Trustee/Directors
----		-----------   ----------------------  -------------------------

Hubert L. Cafritz   $37,000           N/A  		$37,000
Trustee

Richard M. Galkin,   37,000           N/A    		 65,000
Trustee

Stephen L. Isaacs,   37,000           N/A    		 65,000
Trustee

William L. Koke,     37,000           N/A     		 38,125
Trustee

                Aggregate
                Compensation
                From Trust    Pension or Retirement   Total Compensation
                and its       Benefits Accrued As     from The Royce Funds
Name            Predecessor   Part of Trust Expenses  paid to Trustee/Directors
----		-----------   ----------------------  -------------------------

David L. Meister,    37,000           N/A      		 65,000
Trustee

John D. Diederich   106,590           $10,032       	 N/A
Director of
  Administration

	                    PRINCIPAL HOLDERS OF SHARES

     As of October 31, 1998, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

                         	Number       Type of       Percentage of
Fund                     	of Shares   Ownership    Outstanding Shares
----			        ---------   ---------    ------------------
Pennsylvania Mutual Fund
   Investment Class
   ----------------
Charles Schwab & Co., Inc.      10,829,731 	Record       	18.56%
101 Montgomery Street
San Francisco, CA 94104-4122

Laird Lorton Trust Company C/F   4,277,659   	Record           7.33%
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1509

Royce Premier Fund
------------------
Charles Schwab & Co., Inc.      29,805,545 	Record           48.30%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Micro-Cap Fund
     Investment Class
     ----------------
Charles Schwab & Co., Inc.       6,416,485      Record		 33.52%
101 Montgomery Street
San Francisco, CA 94104-4122

                         	Number       Type of       Percentage of
Fund                     	of Shares   Ownership    Outstanding Shares
----			        ---------   ---------    ------------------

Royce Micro-Cap Fund
 Consultant Class
 ----------------

McDonald & Co. Securities Inc.      59,289  	Record           73.29%
FBO James M. Varin IRA
2336 Turnberry LN
Ft. Wayne, IN 46804-9355

Donaldson Lufkin Jenrette            8,081      Record		  9.99%
  Securities Corp. Inc.
P.O. Box 2052
Jersey city, NJ 07303-2052

NFSC                                 4,673      Record            5.77%
FBO Natalie Ross
6 Blind Brook Boad
Westport, CT 06880-2908

Royce Low-Priced Stock Fund
---------------------------

Charles Schwab & Co., Inc.       1,460,480     Record		 45.80%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles M. Royce                   224,884     Record and	  7.05%
Royce Management Company            	       Beneficial
8 Soundshore Drive
Greenwich, CT 06830

Royce GiftShares Fund
   Investment Class
   ----------------

W. Whitney George, Trustee         189,471     Record and	 21.31%
The Royce 1992 GST Trust            	       Beneficial
1414 Avenue of the Americas
New York, NY 10019

Royal Total Return Fund
-----------------------

Charles Schwab & Co. Inc.       11,140,540     Record            39.94%
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

                         	Number       Type of       Percentage of
Fund                     	of Shares   Ownership    Outstanding Shares
----			        ---------   ---------    ------------------

Royce Financial Services Fund
-----------------------------

Charles M. Royce                 187,010       Record and        56.89%
c/o Royce Management Company                   Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Bruce Museum Inc.            	  50,088       Record and       15.47%
Museum Drive                        	       Beneficial
Greenwich, CT 06830

Charles Schwab & Co. Inc.         46,726       Record           14.20%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

PMF II
------

Charles Schwab & Co. Inc.      1,051,394       Record		20.84%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Charles M. Royce                 258,859    Record and           5.13%
c/o Royce Management Company                Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Royce Special Equity Fund
-------------------------

Kinco & Co. FBO 5686             101,215        Record		31.27%
c/o Republic National Bank of NY
One Hanson Place
Brooklyn, NY 11243-2900

Charles  R. Dreifus               67,327       Record and	20.80%
1414 Avenue of the Americas                    Beneficial
New York, NY 10019

Charles M. Royce                  50,100       Record and       15.47%
c/o Royce Management Company                   Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

                         	Number       Type of       Percentage of
Fund                     	of Shares   Ownership    Outstanding Shares
----			        ---------   ---------    ------------------

Daniel B. Strickbergen             27,767      Record and	 8.27%
30 Petersville Road                            Beneficial
Mount Kisco, NY 10549-4514

      As of October 31, 1998 all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of Pennsylvania Mutual, Royce Premier and Total Return Funds, approximately 1.1% of the outstanding shares of Royce Micro-Cap Fund, approximately 4.3% of the outstanding shares of Royce Low-Priced Stock Fund, approximately 21.3% of the outstanding shares of Royce GiftShares Fund, approximately 58.5% of the outstanding shares of Royce Financial Services Fund, approximately 8.4% of the outstanding shares of PMF II, approximately 36.3% of the outstanding shares of Royce Special Equity Fund and 100% of the outstanding shares of Royce Select Fund.

     			INVESTMENT ADVISORY SERVICES

Services Provided by Royce

       As compensation for its services under the Investment Advisory Agreements with the Funds listed below, Royce is entitled to receive the following fees:

                                       Percentage Per Annum
     Fund               	       of Fund's Average Net Assets
     ----			       ----------------------------
     Pennsylvania Mutual Fund          1.00% of first $50,000,000,
                              	       .875% of next $50,000,000 and
                              	       .75% of any additional average net assets
     Royce Premier Fund                1.00%
     Royce Micro-Cap Fund              1.50%
     Royce Low-Priced Stock Fund       1.50%
     Royce GiftShares Fund             1.25%
     Royce Total Return Fund           1.00%
     Royce Financial Services Fund     1.50%
     PMF II                            1.00%
     Royce Special Equity Fund         1.00%

Such fees are payable monthly from the assets of the Fund involved and, in the case of Pennsylvania Mutual Fund and Royce Micro-Cap and GiftShares Funds, are allocated between the Investment and Consultant Classes of their shares based on their relative net assets.

      Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; (iii) furnishes, without expense to the Trust, the services of certain of its executive officers and full-time employees; and (iv) pays such persons' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

      The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

     Under the Investment Advisory Agreement for Royce Select Fund, such Fund will pay Royce a performance fee. See "Management of the Fund" in Royce Select Fund's prospectus for further information concerning the performance fee and other material terms of such Investment Advisory Agreement.

      For each of the three years ended December 31, 1995, 1996 and 1997, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
			     -----------------   ---------------
     Pennsylvania Mutual Fund
     1995  		       $  5,361,354         88,173
     1996                         4,104,694        198,074
     1997                         4,379,842             -

     Royce Premier Fund
     1995                      $  2,603,445           6,279
     1996                         2,838,340          65,000
     1997                         4,319,656             -

     Royce Micro-Cap Fund
     1995                      $    804,905          14,047
     1996                         1,792,264          96,036
     1997                         1,937,727         511,724

     Royce Low-Priced Stock Fund
     1995                      $      6,174          31,425
     1996                           122,045          51,828
     1997                           146,709         108,828

                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
			     -----------------   ---------------

     Royce GiftShares Fund
     1995*                     $       0         $       86
     1996                              0              7,866
     1997                              0             19,859

     Royce Total Return Fund
     1995                      $    12,027            9,947
     1996                           12,189           28,758
     1997                          444,718           93,398

     Royce Financial Services Fund
     1995                       $       0            20,261
     1996                               0            29,185
     1997                            4,322           28,934

     PMF II
     1996**                     $       0    	   $ 12,215
     1997                           84,743          114,508
__________
* December 27, 1995 (commencement of operations) to December 31, 1995 ** November 19, 1996 (commencement of operations) to December 31, 1996


     				DISTRIBUTOR

      RFS, the distributor of the shares of each Fund, has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

      As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's and Royce GiftShares Fund's Consultant Classes, respective average net assets and .25% per annum (consisting of an asset-based sales charge) of Royce GiftShares Fund's Investment Class, Royce Low-Priced Stock and Financial Services Funds' respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's and Royce GiftShares Fund's Consultant Classes and of any contingent deferred sales charges that may be imposed on redemptions of such shares. Currently each of Pennsylvania Mutual Fund's and Royce Micro-Cap Fund's Consultant Class shares bear a 1% contingent deferred sales charge on shares redeemed within one year of their purchase. Currently Royce GiftShares Fund's Consultant

Class shares
bear a contingent deferred sales charge which declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. Pennsylvania Mutual Fund's Investment Class, Royce Premier Fund, Royce Micro-Cap Fund's and Royce GiftShares Fund's Investment Classes and PMF II do not pay any fees to RFS under the Distribution Agreement.

      Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states.

     The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the shareholders of each Fund or class of shares that remains covered by the Plan and by the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     In approving the Plan, the Trustees, in accordance with the requirements of Rule 12b-1, considered various factors (including the amount of the distribution fees) and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders or class of shareholders.

      The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees, as described above.

      The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding voting securities of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

      The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding voting securities of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

      While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

      RFS has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock, Total Return and Financial Services Funds and PMF II.

      No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Royce and RFS, had such an interest.

     Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.


                           	CUSTODIAN

      State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for the shares of each Fund, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

     State Street is responsible for the calculation of each Fund's daily net asset value per share and for the maintenance of its portfolio and general accounting records and also provides certain shareholder services.

                    	INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., whose address is One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Trust.

                    	PORTFOLIO TRANSACTIONS

      Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. No broker is selected to effect a securities transaction for a Fund unless such broker is believed by Royce to be capable of obtaining the best price and execution for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall fairness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

      Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Trust or any one of its Funds.

      Royce may also place a Fund's brokerage business with firms which promote the sale of the Funds' shares, consistent with achieving the best price and execution. In no event will a Fund's brokerage business be placed with RFS.

      Even though investment decisions for each Fund are made independently from those for the other Funds and the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's

Trade Allocation  Guidelines  and
Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of their accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

      During each of the three years ended December 31, 1995, 1996 and 1997, the Funds paid brokerage commissions as follows:

Fund                     		1995            1996    	1997
----					---- 		----		----
Pennsylvania Mutual Fund             $ 683,334    $   935,022	$     375,095
Royce Premier Fund      	       419,040        429,150         583,759
Royce Micro-Cap Fund    	       117,909        295,737         246,667
Royce Low-Priced Stock Fund            	22,645        114,456  	      100,845
Royce GiftShares Fund          		   760*      	3,555       	8,178
Royce Total Return Fund                  6,117         21,379  	      127,534
Royce Financial Services Fund            6,199       	6,872      	5,511
PMF II                        		    -          29,490**        66,857
______________
* For the period from December 27, 1995 (commencement of operations) to December 31, 1995
** For the period from November 19, 1996 (commencement of operations) to December 31, 1996

      For the year ended December 31, 1997, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                        Aggregate Amount of
                        Brokerage Transactions 		Commissions Paid
Fund                    Having a Research Component    For Such Transactions
----			---------------------------	--------------------
Pennsylvania Mutual Fund    $     49,578,098  		$    	152,535
Royce Premier Fund             	  68,332,674            	214,659
Royce Micro-Cap Fund           	  15,195,902              	 63,715
Royce Low-Priced Stock Fund        3,306,908			 20,800
Royce GiftShares Fund                553,720              	  1,871
Royce Total Return Fund           16,634,611             	 51,345
Royce Financial Services 	     932,935			  2,381
PMF II                             5,566,684        		 19,318

	               CODE OF ETHICS AND RELATED MATTERS

      Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC
("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

      Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr., W. Whitney George, Boniface A. Zaino and/or other Royce-related persons may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation policies and procedures. See "Portfolio Transactions".

        As of March 31, 1998, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $37 million, and Royce's and RMC's equity interests in Royce related private investment companies totalled approximately $3.1 million.


        	        PRICING OF SHARES BEING OFFERED

      The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

      As set forth under "Net Asset Value Per Share", the Funds' custodian determines the net asset value per share of each Fund at the close of regular trading on the New York Stock Exchange on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

			      REDEMPTIONS IN KIND

      It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be selected by Royce and valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                        	    TAXATION

      Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

      By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

      A non-deductible 4% excise tax will be imposed on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

      Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

      Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

      If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), such Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

      In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, then any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. However, if such election is made for any taxable year beginning after December 31, 1997, then any resulting gain or loss is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

      Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


Distributions

      For  Federal income tax purposes, distributions by each Fund  from  net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

      So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by such Fund from net capital gains will be taxable, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held his or its Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. Such long term capital gains are generally taxed at maximum marginal rates of either 28% or 20% depending, in part, on the holding period and the date of sale of the Fund's investments which generated the related gains.

      Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

      A distribution will be treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions will be taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.


Back-up Withholding/Withholding Tax

     Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the Trust is required to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

      Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.


Timing of Purchases and Distributions

      At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.


Sales or Redemptions of Shares

      Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. For taxable dispositions of shares after July 28, 1997, gains for noncorporate shareholders will be taxed at a maximum Federal rate of 20% (20% rate gain) for shares held for more than 18 months; 28% (28% rate gain) for shares held for more than 12 months but for 18 months or less; and 39.6% (ordinary income rate) for shares held for 12 months or less. For regular corporations, the maximum Federal rate on all income is 35%. A loss will be disallowed to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition  of  shares  held for 6 months or  less  will  be  treated  as  a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a redemption of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

	                            *  *  *
      The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of
Fund  shares,  also may be subject to state and local
taxes.   Under  current
law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

      Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.


Royce GiftShares Fund

     Gift Taxes

     An investment in Royce GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the options selected and other gifts that the Donor and his or her spouse may make during the year.

      If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $10,000) to the same individual during that year or, (ii) the Donor and his or her spouse elects to have any gifts by either of them treated as "split gifts" (i.e. treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

      If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return IRS (Form
709) reporting the entire amount of the gift, even if the gift is less than $10,000.

      No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax applicable exclusion amount (currently $625,000 in 1998, $650,000 in 1999 and eventually in uneven stages, to $1,000,000 in 2006). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

      The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

      Generation-Skipping Transfer Taxes

      If the Beneficiary of a gift of Royce GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). The Donor may protect these gifts from the GST tax by allocating his or her GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,000,000). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). Gifts subject to GST tax, whether or not covered by the GST tax exemption, must be reported on the Donor's Federal gift tax return. Whether, and the extent to which, an investment in Royce GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the options selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

     Income Taxes

      The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the
Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be a fraction of the Trust's ordinary income and short-term capital gains "intermediate term" (12 to 18 month holding period) capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6%, 28% and 20%, respectively). If the Beneficiary selects this option, he or she will receive those fractions of his or her Trust's income and capital gains annually for the duration of the Trust.

      Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the
Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

      If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%), but at a much lower taxable income level (for 1997, $8,350) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

     When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternative valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.


	                    DESCRIPTION OF THE TRUST

Trust Organization

      The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce and RE&A continuing as the Funds' investment advisers under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of

Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York.

      The  Trust  has an unlimited authorized number of shares of  beneficial interest,  which  may be divided into an unlimited number  of  series  and/or classes without shareholder approval. (Each Fund, other than Pennsylvania Mutual Fund, presently has only one class of shares.) All shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series and/or class except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series and/or class.

      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, and Royce GiftShares Fund each have two classes of shares, an Investment Class and a Consultant Class. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

      On June 17, 1997, Pennsylvania Mutual Fund and Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund and Royce Equity Income Fund, respectively. The acquisitions were accomplished by exchanging shares of Pennsylvania Mutual Fund's Consultant Class and of Royce Total Return Fund equal in value to the shares of Royce Value Fund and Royce Equity Income Fund owned by each of their respective shareholders.

      On November 25, 1997, Royce Global Services Fund changed its investment objective and, in connection therewith, its name to Royce Financial Services Fund.

       Each  of  the  Trustees  currently  in  office  were  elected  by  the
Predecessor's shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of such Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

      The trustee of the Royce GiftShares Fund trusts will send notices of meetings of Royce GiftShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as GiftShares Fund shares for which proxies are returned.

      Shares  are  freely  transferable, are  entitled  to  distributions  as declared  by  the Trustees and, in liquidation of the Trust, are entitled  to receive net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

       Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

        		        PERFORMANCE DATA

      The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

      Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

      In addition to average annual total returns, a Fund's cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

      The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

                                    Period Ended
Fund                                December 31, 1997   Russell 2000   S&P 500
----				    -----------------   ------------   -------
Pennsylvania Mutual Fund  (Investment Class)
------------------------
1 Year Total Return             	       25.0%          22.4%     33.4%
5 Year Average Annual Total Return             13.1           16.4   	20.3
10 year Average Annual Total Return            13.8           15.8   	18.1

Pennsylvania Mutual Fund  (Consultant Class)
------------------------
Cumulative Annual Total Return since 6-18-97   12.0%          12.2%      9.5%
(commencement of sale of Consultant Class shares)

Royce Premier Fund
------------------
1 Year Total Return             	       18.4%          22.4%     33.4%
5 Year Average Annual Total Return             15.2           16.4   	20.3
Average Annual Total Return since 12-31-91     15.3           16.7   	18.1
(commencement of operations)

                                    Period Ended
Fund                                December 31, 1997   Russell 2000   S&P 500
----				    -----------------   ------------   -------
Royce Micro-Cap Fund
------------------
1 Year Total Return             	       24.7%          22.4%     33.4%
5 Year Average Annual Total Return             17.1           16.4   	20.3
Average Annual Total Return since 12-31-91     19.0           16.7   	18.1
(commencement of operations)

Royce Low-Priced Stock Fund
---------------------------
1 Year Total Return             		19.5%         22.4%     33.4%
Average Annual Total Return since 12-15-93      16.5          16.6    	23.0
(commencement of operations)

Royce GiftShares Fund (Investment Class)
---------------------
1 Year Total Return             		26.0%         22.4%     33.4%
Average Annual Total Return since 12-27-95      25.7          19.8   	28.1
(commencement of operations)

Royce GiftShares Fund (Consultant Class)
---------------------
Cumulative Annual Total Return since 9-26-97     1.5%        -2.3%   	 3.9%
(commencement of sale of Consultant Class shares)

Royce Total Return Fund
---------------------------
1 Year Total Return             		23.7%         22.4%     33.4%
Average Annual Total Return since 12-15-93      19.7          16.6   	23.0
(commencement of operations)

Royce Financial Services Fund
---------------------------
1 Year Total Return             		19.4%         22.4%     33.4%
Average Annual Total Return since 12-15-94      18.6          23.5   	31.1
(commencement of operations)

PMF II
------
1 Year Total Return                       	20.8%         22.4%	33.4%
Average Annual Total Return since 11-19-96      24.0          25.0	29.5
(commencement of operations)

      During the applicable period ended December 31, 1997, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date      Hypothetical Investment at December 31, 1997
-----------------------------	   --------------------------------------------
Pennsylvania Mutual Fund (12-31-77)                   $200,856
Royce Premier Fund (12-31-91)                   	23,461
Royce Micro-Cap Fund (12-31-91)                      	28,426
Royce Low-Priced Stock Fund (12-15-93)               	18,551
Royce GiftShares Fund (12-27-95)                     	15,584
Royce Total Return Fund (12-15-93)                   	20,698
Royce Financial Services Fund (12-15-94)                16,790
PMF II (11-19-96)                                	12,795

      The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 1997 were:

     Fund                     		Lipper Ranking
     ----				--------------
Pennsylvania Mutual Fund            163 out of 470 small-cap funds
Royce Premier Fund            	    298 out of 470 small-cap funds
Royce Micro-Cap Fund                 21 out of 34 micro-cap funds
Royce Low-Priced Stock Fund   	    271 out of 470 small-cap funds
Royce GiftShares Fund               148 out of 470 small-cap funds
Royce Total Return Fund       	    186 out of 470 small-cap funds
Royce Financial Services Fund        35 out of 190 global funds
PMF II 	                            239 out of 470 small-cap funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

      The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1997, the average included 248 capital appreciation funds, 944 growth funds, 284 mid-cap funds, 566 small company growth funds, 43 micro-cap funds, 710 growth and income funds, 208 equity income funds and 85 S&P Index objective funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which  may  not  produce
income. S&P 500 Index objective funds seek to replicate the performance of the S&P 500.

      The Lipper Growth & Income Fund Index can be used to show how the Total Return Fund's performance compares to a set of growth and income funds. The Lipper Growth & Income Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds within Lipper's growth and income investment objective category.

     The Lipper Global Fund Index can be used to show how the Global Services Fund's performance compares to a set of global funds. The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in Lipper's global investment objective category.

      Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. 9-10 Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of November 30, 1997, DFA U.S. 9-10 Small Company Fund contained approximately 2,881 stocks, with a median market capitalization of about $142 million.

      The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

      The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 1997, the weighted mean market value of a company in this Index was approximately $923.5 million.

      The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

      Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

      From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

       Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1997, the average risk score for the 1,646 domestic equity funds rated by Morningstar with a three-year history was 1.08; the average risk score for the 324 small company funds rated by Morningstar with a three-year history was 1.49. For the three years ended December 31, 1997, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and either its small company category were as follows:

        		             Rating within Morningstar Category of
	        Morningstar          -------------------------------------
Fund     	Risk Score         Equity Funds  	  Small Company Funds
----            ----------         ------------           -------------------
Pennsylvania       0.70            Within lowest 22%      Within lowest 11%
Mutual (In-
vestment
Class)

Premier       	   0.67            Within lowest 16%  	  Within lowest 10%

Micro-Cap          0.97            Within lowest  57%     Within lowest 26%

        		             Rating within Morningstar Category of
	        Morningstar          -------------------------------------
Fund     	Risk Score         Equity Funds  	  Small Company Funds
----            ----------         ------------           -------------------

Low-Priced
Stock         	   1.24            Within lowest 72%  	  Within lowest 42%

Total Return       0.20            Within top 1%

Financial Ser-
vices       	   0.86       	   Within lowest 49%


      The Funds' performances may also be compared to those of other compilations or indices.

      Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

      Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

      Return Per Unit of Risk. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by its annualized standard deviation over a designated time period.

      Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

      Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

      Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

      Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

      Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

      Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

      None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

------------------------------------------------------------------------------
                          APPENDIX A:  BOND RATINGS
------------------------------------------------------------------------------

Moody's Investors Service, Inc.

           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

           Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding characteristics and in fact have speculative characteristics as well.

           Ba: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca:   Bonds  which  are rated Ca represent obligations  which  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C:   Bonds which are rated C are the lowest rated class of  bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Unrated:   When no rating has been assigned or when a  rating  has
been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

           Should no rating be assigned, the reason may be one of the following:

          1.  An application for rating for not received or accepted.

           2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

           3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

            Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

           The modifier 1 indicates that the bond ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Standard & Poor's

           AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A: Bonds rated AA have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

           BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

           BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           C: The C rating is reserved for income bonds on which no interest is being paid.

           D:   Bonds rated D are in default, and payment of interest  and/or repayment of principal is in arrears.

           NR:   Indicates that no rating has been requested, that  there  is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

          Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.